Putnam
Convertible
Income-Growth
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

When Putnam Convertible Income-Growth Trust was introduced nearly 30 years ago, its portfolio was dominated by the securities of large industrial companies. In recent years, the emphasis has shifted to midsize and small companies, and the portfolio now reflects this evolution. Your fund's management has concluded that the time has come to formalize these changes in investment strategy, a move in which your Trustees fully concur.

You will find an extensive discussion of the changes in the following report from fund management and we encourage you to study them so you can better understand the operation of your fund in the current market environment. We agree with fund management's view that the changes will enable your fund to capitalize on market opportunities while maintaining its conservative risk profile.

Finally, we are pleased to announce the addition of James A. Polk to your fund's management team. Before joining Putnam in 1998, Jim was with MFS Investment Management. He has 7 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001


REPORT FROM FUND MANAGEMENT

Dolores S. Bamford
James A. Polk

From November 1, 2000 to April 30, 2001, the first half of Putnam Convertible Income-Growth Trust's 2001 fiscal year, the stock and bond markets experienced extreme volatility. As many companies reported disappointing revenues and earnings, stock valuations suffered precipitous losses and investor sentiment seemed irretrievably negative. Taking decisive action to revive the ailing economy, the Federal Reserve Board lowered short term interest rates four times, for a total of two percentage points, between January 1 and April 30. Though initially slow to respond, the market showed signs of recovery in April, as cyclical sectors rallied, giving investors reason for optimism.

Your fund, which tends to rise and fall with the broad market, experienced its share of turbulence. The conservative qualities of the fund provided a measure of protection to shareholders, however it was not sufficient to completely avoid the losses served up by the market. Despite strong performance in April, net results for the semiannual period were negative. However, it is worth noting that the fund's shares at NAV slightly outperformed the fund's benchmark, the Merrill Lynch All-Convertible Bond Index, which returned -9.67% for the period.

Total return for 6 months ended 4/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -8.17%  -13.47%  -8.55%  -12.74%  -8.61%   -9.45%  -8.43%  -11.63%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* STRATEGY MODIFIED TO HELP BOOST PERFORMANCE

The convertible market has evolved considerably since the early years of your fund's operation. The typical convertible issuer is currently more likely to be a small- or midsized company in a growth-oriented industry, instead of one of the large industrial companies that once dominated the convertible markets. In light of these changes and current market conditions, we have undertaken a number of steps that we believe will enable the fund to better capitalize on market opportunities while maintaining its conservative risk profile.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                   13.2%

Pharmaceuticals                7.0%

Software                       6.3%

Broadcasting                   4.7%

Media                          4.2%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.

We are emphasizing securities of small and mid-cap companies. Our current research indicates that convertible offerings of small- and mid-cap companies are more attractive than those of large-cap companies. We may, therefore, increase the fund's exposure to these securities as we find those that meet out criteria. In our opinion, the opportunity for appreciation may be greater among smaller companies, which tend to respond more dramatically to the stimulating effect of lower interest rates.

We are reducing the number of holdings. In April, we began to cut back total portfolio holdings (which numbered over 300 securities at the time) to approximately 200 securities. By taking larger positions in fewer names, the fund is likely to derive a greater impact from the performance of individual securities. We intend to keep the fund broadly diversified and to adequately manage risk.

We are maintaining a lower proportion of common stocks. Although the fund has historically maintained a 25% allocation to common stocks, currently we are limiting this to about 15% of the portfolio. As part of a more disciplined approach that is focused on convertibles, we will buy common stocks selectively and for strategic purposes, to provide exposure to industries where the available convertibles do not meet our criteria.

We are targeting convertibles that are equity-sensitive. As long-term shareholders know, convertibles are hybrid securities that can exhibit a range of behaviors from bond-like to equity-like. Those that behave more like their underlying common stock are considered to be "equity-sensitive." In the current market environment, we favor equity-sensitive convertibles, because we believe they have the potential to appreciate in value as the economy accelerates and the equity markets improve.

In our opinion, with these changes in strategy, your fund is more likely to produce positive results under current market conditions. Of course, as the investment landscape changes, we will monitor and make adjustments to strategy when indicated.

* FUND SHIFTED TO MORE AGGRESSIVE POSITIONING

As the semiannual period began, the fund was positioned heavily in high-quality companies. We emphasized convertibles issued by health care, energy, and financial companies and avoided those of technology and telecom companies. This approach helped the fund to outperform its benchmark at the close of 2000.

In early January, the Fed surprised investors with a half-point interest rate cut, which, although it was intended to spur the economy, also fueled concerns about recession. Equity valuations continued to fall through March, even in the face of further interest rate reductions. Convertible securities in most sectors became very attractively priced. Under those conditions, we proceeded to implement a more aggressive strategy of buying undervalued convertibles that exhibited greater sensitivity to their underlying stocks. In particular, we added technology names that had experienced significant price reductions. After the third interest rate cut on March 20, the convertibles in the portfolio began to respond, and with the fourth rate reduction on April 18, the securities exhibited strong price appreciation. The portfolio's best performers comprised securities from the technology, industrials, energy, and consumer cyclicals sectors. The more recognizable names among them include America Online and electronics company, Advanced Micro Devices (AMD). As a group, electronics companies proved singularly rewarding. The telecommunications sector remained troubled throughout the period, and the fund benefited from its cautious, underweight position in telecom securities. Fund performance was dampened by weakness in health care and biotechnology stocks, and by large-cap equity holdings, which the fund held in greater proportion than its benchmark.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Solectron Corp. cv. Liquid Yield Option
Notes (LYON) zero %, 2020
Electronics

Tyco International, Ltd.
cv. notes zero %, 2020 (Bermuda)
Conglomerates

Reliant Energy, Inc.
cv. sub. notes 2%, 2029
Electric utilities

Tribune Co.
$2.00 cv. pfd.
Publishing

AT&T Corp. - Liberty Media Group
144A cv. deb. 3 3/4%, 2030
Media

Elan Finance Corp., Ltd.
cv. LYON zero %, 2018 (Bermuda)
Pharmaceuticals

Tyco International, Ltd.
Comon stock (Bermuda)
Conglomerates

Celestica, Inc.
cv. LYON zero %, 2020 (Canada)
Electronics

Jacor Communications, Inc.
cv. LYON zero %, 2018
Broadcasting

Analog Devices, Inc.
cv. notes 4 3/4%, 2005
Electronics

Footnote reads:
These holdings represent 13.6% of the fund's net assets as of 4/30/01. Portfolio holdings will vary over time.


* MARKET CONDITIONS ARE ATTRACTIVE FOR CONVERTIBLES

In our opinion, the outlook for your fund is positive. As this report was being written, lower interest rates, combined with an abundance of attractively priced securities and improving economic conditions, suggested that the worst may have passed. Indeed, investors appeared to be eagerly testing the waters of the stock market in April, driving the major equity indices to impressive gains. As always, the securities in your fund offer possible downside protection -- they are supported by their "bond floor," or the value that reflects prevailing interest rate levels on comparable straight bonds. With a more focused approach that favors smaller companies, fewer holdings, and equity sensitivity, we believe your fund is well positioned to participate in a market recovery, while providing some insulation from the volatility of equities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds in the portfolio reflect a greater possibility that adverse changes in the economy or poor performance of the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with conservation of capital as a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -8.17% -13.47%  -8.55% -12.74%  -8.61%  -9.45%  -8.43% -11.63%
------------------------------------------------------------------------------
1 year          -10.12  -15.30  -10.82  -14.83  -10.86  -11.66  -10.52  -13.65
------------------------------------------------------------------------------
5 years          43.12   34.91   37.80   36.30   37.79   37.79   39.86   34.94
Annual average    7.43    6.17    6.62    6.39    6.62    6.62    6.94    6.18
------------------------------------------------------------------------------
10 years        194.47  177.47  172.94  172.94  172.88  172.88  180.15  170.30
Annual average   11.41   10.74   10.56   10.56   10.56   10.56   10.85   10.45
------------------------------------------------------------------------------
Annual average
(life of fund)   11.48   11.25   10.46   10.46   10.64   10.64   10.75   10.61
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/01

                     Standard & Poor's 500    Merrill Lynch
                        Composite Stock     All-Convertible          Consumer
                         Price Index           Bond Index           price index
-------------------------------------------------------------------------------
6 months                  -12.07%                -9.67%                 1.67%
-------------------------------------------------------------------------------
1 year                    -12.97                -11.77                  3.21
-------------------------------------------------------------------------------
5 years                   106.10                 73.78                 13.19
Annual average             15.56                 11.69                  2.51
-------------------------------------------------------------------------------
10 years                  313.57                252.75                 30.77
Annual average             15.25                 13.43                  2.72
-------------------------------------------------------------------------------
Annual average
(life of fund)             12.83                    --*                 5.14
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Index began operations 12/31/87 and did not exist at the fund's inception.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/01

                               Class A         Class B         Class C         Class M
-----------------------------------------------------------------------------------------
Distributions (number)            2               2               2               2
-----------------------------------------------------------------------------------------
Income                         $0.377          $0.313          $0.317          $0.332
-----------------------------------------------------------------------------------------
Capital gains
  Long-term                     0.557           0.557           0.557           0.557
-----------------------------------------------------------------------------------------
  Short-term                    0.523           0.523           0.523           0.523
-----------------------------------------------------------------------------------------
  Total                        $1.457          $1.393          $1.397          $1.412
-----------------------------------------------------------------------------------------
Share value:                NAV     POP          NAV             NAV        NAV     POP
-----------------------------------------------------------------------------------------
10/31/00                  $18.62  $19.76       $18.37          $18.55     $18.50  $19.17
-----------------------------------------------------------------------------------------
4/30/01                    15.62   16.57        15.39           15.54      15.51   16.07
-----------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------
Current dividend rate 1     4.15%   3.91%        3.43%           3.45%      3.64%   3.51%
-----------------------------------------------------------------------------------------
Current 30-day SEC yield 2  4.81    4.53         4.06            4.06       4.48    4.32
-----------------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -15.90% -20.75% -16.23% -20.07% -16.27% -17.04% -16.13% -19.09%
------------------------------------------------------------------------------
1 year          -19.01  -23.67  -19.60  -23.21  -19.65  -20.37  -19.38  -22.21
------------------------------------------------------------------------------
5 years          38.47   30.50   33.43   31.98   33.36   33.36   35.30   30.58
Annual average    6.73    5.47    5.94    5.71    5.93    5.93    6.23    5.48
------------------------------------------------------------------------------
10 years        183.54  167.28  162.88  162.88  162.91  162.91  169.73  160.29
Annual average   10.98   10.33   10.15   10.15   10.15   10.15   10.43   10.04
------------------------------------------------------------------------------
Annual average
(life of fund)   11.31   11.08   10.30   10.30   10.47   10.47   10.58   10.44
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index* is an index of common stocks frequently used as a general measure of stock market performance.

Merrill Lynch All-Convertible Bond Index* is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with an original par or market value of at least $50 million and is frequently used as a general measure of convertible bond market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2001 (Unaudited)

CONVERTIBLE BONDS AND NOTES (69.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
$           700,000 DoubleClick, Inc. cv. sub. notes 4 3/4s, 2006                                     $     508,375
            196,000 DoubleClick, Inc. 144A cv. sub. notes 4 3/4s, 2006                                      142,345
          2,300,000 Interpublic Group of Cos., Inc. cv. sub. notes 1.87s, 2006                            1,966,500
          3,000,000 Interpublic Group of Cos., Inc. cv. sub. notes 1.80s, 2004                            2,943,750
          4,325,000 Omnicom Group, Inc. cv. sub. deb. 2 1/4s, 2013                                        7,822,844
          4,350,000 Young & Rubicam, Inc. cv. sr. notes 3s, 2005                                          4,263,000
                                                                                                      -------------
                                                                                                         17,646,814

Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,297,000 Kellstrom Industries, Inc. cv. sr. notes 5 1/2s, 2003                                 1,364,298
          2,618,000 SPACEHAB, Inc. cv. sub. notes 8s, 2007                                                1,623,160
                                                                                                      -------------
                                                                                                          2,987,458

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,319,000 World Airways, Inc. cv. sr. sub. deb. 8s, 2004                                          858,030

Automotive (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Exide Corp. 144A cv. sr. sub. notes 2.90s, 2005                                         622,500
          8,731,000 Magna International cv. sub. deb. 5s, 2002                                            8,916,535
            638,000 Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                              500,830
          2,160,000 Standard Motor Products, Inc. cv. sub. notes 6 3/4s, 2009                             1,255,500
          3,177,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        2,545,571
                                                                                                      -------------
                                                                                                         13,840,936

Banking (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 JMH Finance, Ltd. 144A cv. sr. notes 4 3/4s, 2007
                    (United Kingdom)                                                                      3,198,750

Biotechnology (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,898,000 Affymetrix, Inc. cv. sub. notes 4 3/4s, 2007                                          2,523,955
          2,024,000 COR Therapeutics, Inc. 144A cv. notes 5s, 2007                                        2,251,700
          3,000,000 Genzyme Corp. cv. sub. notes 5 1/4s, 2005                                             8,400,000
          3,200,000 Gilead Sciences, Inc. cv. sr. sub. notes 5s, 2007                                     3,856,000
          2,811,000 Gilead Sciences, Inc. 144A cv. notes 5s, 2007                                         3,387,255
            550,000 Invitrogen Corp. 144A cv. sub. notes 5 1/2s, 2007                                       613,938
          1,025,000 Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                                  831,531
         10,200,000 Roche Holdings, Inc. 144A cv. bonds zero %, 2015                                      7,611,750
                                                                                                      -------------
                                                                                                         29,476,129

Broadcasting (3.4%)
-------------------------------------------------------------------------------------------------------------------
             86,900 Cox Communications, Inc. cv. sub. deb. 7 3/4s, 2029                                   5,268,313
         15,200,000 Cox Communications, Inc. cv. sub. deb. 0.426s, 2020                                   6,289,000
          6,300,000 Echostar Communications Corp. cv. sub. notes 4 7/8s, 2007                             5,843,250
         20,800,000 Jacor Communications, Inc. cv. Liquid Yield Option Notes
                    (LYON) zero %, 2018                                                                  10,738,000
         15,600,000 News America, Inc. 144A cv. LYON zero %, 2021                                         7,992,192
            911,000 Scandinavian Broadcasting System SA cv. sub. notes 7s, 2004
                    (Luxembourg)                                                                            858,618
                                                                                                      -------------
                                                                                                         36,989,373

Cable Television (2.0%)
-------------------------------------------------------------------------------------------------------------------
          7,100,000 Adelphia Communications Corp. cv. sub. notes 6s, 2006                                 6,523,125
          3,510,000 Adelphia Communications Corp. cv. sub. notes 3 1/4s, 2021                             3,676,725
          4,500,000 Charter Communications, Inc. 144A cv. bonds 5 3/4s, 2005                              5,484,375
          7,500,000 Comcast Corp. cv. deb. zero %, 2020                                                   6,271,875
                                                                                                      -------------
                                                                                                         21,956,100

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Cendant Corp. 144A cv. sr. notes zero %, 2021                                         7,376,250

Communications Equipment (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CommScope, Inc. cv. sub. notes 4s, 2006                                                 811,250
         11,500,000 Comverse Technology, Inc. 144A cv. sr. notes 1 1/2s, 2005                            10,436,250
          9,570,000 Corning, Inc. cv. deb. zero %, 2015                                                   5,682,188
          2,518,000 Efficient Networks, Inc. 144A cv. sub. notes 5s, 2005                                 2,505,410
          3,893,000 Juniper Networks, Inc. cv. sub. notes 4 3/4s, 2007                                    3,138,731
          3,173,000 ONI System Corp. cv. notes 5s, 2005                                                   2,562,198
          8,689,000 Redback Networks, Inc. cv. sub. notes 5s, 2007                                        5,626,128
                                                                                                      -------------
                                                                                                         30,762,155

Computers (1.2%)
-------------------------------------------------------------------------------------------------------------------
          3,825,000 Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                                             3,236,906
          6,350,000 Anixter International, Inc. 144A cv. sr. notes zero %, 2020                           1,682,750
          2,000,000 Checkpoint System, Inc. 144A cv. sub. deb. 5 1/4s, 2005                               1,460,000
          2,237,000 Digital Island, Inc. cv. bonds 6s, 2005                                                 576,028
          9,100,000 Hewlett-Packard Co. cv. sub. notes zero %, 2017                                       4,868,500
          1,582,000 Quantum Corp. cv. sub. 7s, 2004                                                       1,348,655
                                                                                                      -------------
                                                                                                         13,172,839

Conglomerates (2.0%)
-------------------------------------------------------------------------------------------------------------------
         28,700,000 Tyco International, Ltd. cv. notes zero %, 2020 (Bermuda)                            22,027,250

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
$        10,400,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                 10,465,000

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            486,000 Getty Images, Inc. cv. sub. notes 4 3/4s, 2003                                          499,973
          1,390,000 Getty Images, Inc. 144A cv. sub. notes 5s, 2007                                       1,032,075
                                                                                                      -------------
                                                                                                          1,532,048

Electric Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------
            232,900 Reliant Energy, Inc. cv. sub. notes 2s, 2029                                         17,889,748

Electrical Equipment (0.2%)
-------------------------------------------------------------------------------------------------------------------
            981,000 Amkor Technologies, Inc. cv. sub. notes 5s, 2007                                        783,574
          2,340,000 Amkor Technologies, Inc. 144A cv. sub. notes 5s, 2007                                 1,869,075
                                                                                                      -------------
                                                                                                          2,652,649

Electronics (12.4%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 Advanced Micro Devices, Inc. cv. sub. notes 6s, 2005                                  6,093,000
         11,745,000 Analog Devices, Inc. cv. notes 4 3/4s, 2005                                          10,717,313
          8,833,000 Arrow Electronics, Inc. cv. deb. zero %, 2021                                         3,996,933
          2,500,000 Atmel Corp. cv. sub. deb. zero %, 2018                                                2,059,375
          1,542,000 Benchmark Electronics, Inc. cv. sub. notes 6s, 2006                                   1,355,033
         25,400,000 Celestica, Inc. cv. LYON zero %, 2020 (Canada)                                       11,239,500
          7,038,000 Cypress Semiconductor Corp. cv. sub. deb. 3 3/4s, 2005                                6,026,288
            800,000 DDi Corp. cv. sub. notes 5 1/4s, 2008                                                   860,000
          1,203,000 International Rectifier Corp. 144A cv. sub. notes 4 1/4s, 2007                        1,203,000
            657,000 Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                      647,966
          1,830,000 Kulicke & Soffa Industries, Inc. cv. sub. notes 4 3/4s, 2006                          1,715,625
            419,000 Kulicke & Soffa Industries, Inc. 144A cv. sub. notes 4 3/4s, 2006                       392,813
            109,000 Lattice Semiconductor Corp. cv. sub. notes 4 3/4s, 2006                                 149,603
          1,407,000 Lattice Semiconductor Corp. 144A cv. sub. notes 4 3/4s, 2006                          1,931,108
         10,231,000 LSI Logic Corp. cv. sub. notes 4s, 2005                                               8,555,674
          3,637,000 PerkinElmer, Inc. cv. deb. zero %, 2020                                               2,045,813
          6,111,000 RF Micro Devices, Inc. cv. sub. notes 3 3/4s, 2005                                    5,690,869
          3,794,000 RF Micro Devices, Inc. 144A cv. sub. notes 3 3/4s, 2005                               3,533,163
          4,635,000 S3, Inc. cv. sub. notes 5 3/4s, 2003                                                  3,383,550
         22,700,000 Sanmina Corp. cv. sub. deb. zero %, 2020                                              8,569,250
          6,900,000 SCI Systems, Inc. cv. sub. 3s, 2007                                                   5,537,250
          1,362,000 Semtech Corp. cv. sub. notes 4 1/2s, 2007                                             1,247,933
          4,500,000 Solectron Corp. cv. LYON zero %, 2020                                                 2,131,875
         50,545,000 Solectron Corp. cv. LYON zero %, 2020                                                26,852,778
          2,901,000 TranSwitch Corp. cv. notes 4 1/2s, 2005                                               2,172,791
          3,074,000 TranSwitch Corp. 144A cv. notes 4 1/2s, 2005                                          2,309,343
          3,943,000 TriQuint Semiconductor, Inc. cv. notes 4s, 2007                                       3,031,181
         10,700,000 Vitesse Semiconductor Corp. cv. sub. deb. 4s, 2005                                    8,573,375
          2,000,000 Vitesse Semiconductor Corp. 144A cv. sub. deb. 4s, 2005                               1,602,500
                                                                                                      -------------
                                                                                                        133,624,902

Energy (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,100,000 Baker Hughes, Inc. cv. notes zero %, 2008                                             2,627,250
          3,000,000 Global Marine, Inc. cv. deb. zero %, 2020                                             1,601,250
          6,400,000 Global Marine, Inc. 144A cv. deb. zero %, 2020                                        3,416,000
          1,000,000 Hanover Compressor Co. cv. sr. notes 4 3/4s, 2008                                     1,088,125
         11,400,000 Nabors Industries, Inc. cv. deb. zero %, 2020                                         8,692,500
            790,000 Offshore Logistics, Inc. 144A cv. sub. notes 6s, 2003                                   936,150
          5,298,000 Parker Drilling Corp. cv. sub. notes 5 1/2s, 2004                                     4,794,690
          5,204,000 Pride International, Inc. cv. deb. zero %, 2021                                       3,675,325
          6,623,000 Pride International, Inc. cv. sub. deb. zero %, 2018                                  3,170,761
            394,000 Seacor Holdings, Inc. cv. sub. notes 5 3/8s, 2006                                       426,998
                                                                                                      -------------
                                                                                                         30,429,049

Entertainment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            706,000 Speedway Motorsports, Inc. cv. sub. deb. 5 3/4s, 2003                                   729,828

Environmental (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,293,000 Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                            3,210,675
          3,940,000 Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                3,861,200
                                                                                                      -------------
                                                                                                          7,071,875

Health Care Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,446,000 AmeriSource Health Corp. 144A cv. sub. notes 5s, 2007                                 4,423,803
          3,000,000 Omnicare, Inc. cv. bonds 5s, 2007                                                     2,647,500
          1,984,000 Wellpoint Health Networks, Inc. cv. sub. deb. zero %, 2019                            1,669,040
                                                                                                      -------------
                                                                                                          8,740,343

Homebuilding (0.6%)
-------------------------------------------------------------------------------------------------------------------
         10,484,000 Lennar Corp. cv. deb. zero %, 2018                                                    6,578,710

Insurance (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 American International Group cv. sr. notes 0.50s, 2007                                1,234,500

Investment Banking/Brokerage (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Berkshire Hathaway cv. sr. notes 1s, 2001                                             7,056,000
          7,072,000 E*Trade Group, Inc. cv. sub. notes 6s, 2007                                           4,844,320
          2,570,000 Neuberger Berman, Inc. 144A cv. LYON zero %, 2021                                     2,212,642
                                                                                                      -------------
                                                                                                         14,112,962

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
            849,000 Four Seasons Hotels, Inc. cv. notes zero %, 2029 (Canada)                               300,334
          3,000,000 ShoLodge, Inc. cv. sub. deb. 7 1/2s, 2004                                             1,815,000
                                                                                                      -------------
                                                                                                          2,115,334

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,030,000 Integrated Process Equipment cv. sub. notes 6 1/4s, 2004                              1,420,313

Manufacturing (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Thermo Ecotek Corp. 144A cv. bonds 4 7/8s, 2004                                         966,250
          3,131,000 Thermo Electron Corp. cv. sr. notes 4s, 2005                                          2,986,191
                                                                                                      -------------
                                                                                                          3,952,441

Media (4.1%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 America Online, Inc. cv. sub. notes zero %, 2019                                      8,137,500
          5,400,000 AT&T Corp. - Liberty Media Group cv. deb. 3 3/4s, 2030                                3,504,060
         18,810,000 AT&T Corp. - Liberty Media Group 144A cv. deb. 3 3/4s, 2030                          12,108,937
         12,500,000 AT&T Corp. - Liberty Media Group 144A cv. sr. notes
                    3 1/2s, 2031                                                                          9,656,250
          9,600,000 AT&T Corp. - Liberty Media Group 144A cv. sr. notes
                    3 1/4s, 2031                                                                         10,680,000
                                                                                                      -------------
                                                                                                         44,086,747

Medical Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,106,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                          3,762,123

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,412,000 Thermo Cardiosystems, Inc. 144A cv. company guaranty
                    4 3/4s, 2004                                                                          1,274,330

Metals (0.5%)
-------------------------------------------------------------------------------------------------------------------
            896,000 Inco, Ltd. cv. deb. 7 3/4s, 2016 (Canada)                                               870,240
          2,741,000 Inco, Ltd. cv. deb. 5 3/4s, 2004 (Canada)                                             2,675,901
          2,148,500 Quanex Corp. cv. sub. deb. 6.88s, 2007                                                1,906,794
                                                                                                      -------------
                                                                                                          5,452,935

Oil & Gas (1.7%)
-------------------------------------------------------------------------------------------------------------------
          5,900,000 Anadarko Petroleum Corp. cv. sub. notes zero %, 2020                                  4,756,875
          7,200,000 Devon Energy Corp. cv. deb. 4.90s, 2008                                               7,452,000
          5,000,000 Kerr-McGee Corp. cv. sub. deb. 5 1/4s, 2010                                           6,668,750
                                                                                                      -------------
                                                                                                         18,877,625

Paper & Forest Products (0.9%)
-------------------------------------------------------------------------------------------------------------------
          7,921,000 Mail-Well, Inc. cv. sub. notes 5s, 2002                                               6,812,060
          3,000,000 Thermo Fibertek, Inc. 144A cv. company guaranty 4 1/2s, 2004                          2,726,250
                                                                                                      -------------
                                                                                                          9,538,310

Pharmaceuticals (5.7%)
-------------------------------------------------------------------------------------------------------------------
          4,620,000 Alkermes, Inc. cv. sub. notes 3 3/4s, 2007                                            3,170,475
          4,000,000 Allergan, Inc. cv. bonds zero %, 2020                                                 2,495,000
          7,396,000 Allergan, Inc. 144A cv. bonds zero %, 2020                                            4,613,255
          2,013,000 Alpharma, Inc. cv. sr. notes 5 3/4s, 2005                                             1,914,866
          8,300,000 Alza Corp. cv. sub. deb. zero %, 2020                                                 5,872,250
          5,200,000 Alza Corp. cv. LYON zero %, 2014                                                      6,207,500
          3,800,000 Atrix Labs, Inc. cv. sub. notes 7s, 2004                                              3,980,500
            737,000 Aviron cv. sub. notes 5 3/4s, 2005                                                    1,190,255
            500,000 Aviron cv. sub. notes 5 1/4s, 2008                                                      509,375
         15,500,000 Elan Finance Corp., Ltd. cv. LYON zero %, 2018 (Bermuda)                             11,954,375
          2,800,000 Inhale Therapeutic Systems, Inc. cv. sub. notes 3 1/2s, 2007                          2,338,000
            772,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes 5s, 2007                           795,160
          1,000,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes 3 1/2s, 2007                       841,250
          1,800,000 IVAX Corp. cv. sr. sub. notes 5 1/2s, 2007                                            2,389,500
          2,970,000 IVAX Corp. 144A cv. sr. sub. notes 5 1/2s, 2007                                       3,942,675
          3,017,000 Sepracor, Inc. cv. sub. deb. 7s, 2005                                                 2,138,299
          4,523,000 Sepracor, Inc. cv. sub. deb. 5s, 2007                                                 2,504,611
          4,400,000 Teva Pharmacuetical Corp., LLC 144A cv. sub. notes
                    1 1/2s, 2005                                                                          4,367,000
                                                                                                      -------------
                                                                                                         61,224,346

Photography/Imaging (0.8%)
-------------------------------------------------------------------------------------------------------------------
         24,358,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                 8,647,090

Power Producers (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,670,000 Calpine Corp. cv. bonds zero %, 2021                                                  3,853,500

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,900,000 Times Mirror Co. cv. sub. notes zero %, 2017                                          1,220,750

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,853,000 EOP Operating LP 144A cv. sr. notes 7 1/4s, 2008                                      2,942,156
          3,150,000 Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                    2,787,750
                                                                                                      -------------
                                                                                                          5,729,906

Retail (2.8%)
-------------------------------------------------------------------------------------------------------------------
         15,700,000 Amazon.com, Inc. cv. sub. deb. 4 3/4s, 2009                                           7,751,875
          1,959,000 AnnTaylor Stores Corp. cv. company guaranty 0.55s, 2019                                 991,744
          1,003,000 AnnTaylor Stores Corp. 144A cv. company guaranty 0.55s, 2019                            507,769
          2,000,000 Baker (J.), Inc. cv. deb. 7s, 2002                                                    1,647,500
          6,604,000 Jones Apparel Group, Inc. 144A cv. sr. notes zero %, 2021                             3,491,865
         12,600,000 Lowe's Cos., Inc. 144A cv. sr. notes zero %, 2021                                     8,537,382
         10,220,000 TJX Cos., Inc. (The) 144A cv. sub. notes zero %, 2021                                 7,352,983
                                                                                                      -------------
                                                                                                         30,281,118

Semiconductor (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,520,000 Advanced Energy Industries, Inc. cv. sub. notes 5 1/4s, 2006                          1,483,900
          3,986,000 Conexant Systems, Inc. cv. sub. notes 4s, 2007                                        1,873,420
          3,041,000 LAM Research Corp. cv. sub. notes 5s, 2002                                            3,683,411
          1,108,000 Photronics, Inc. cv. sub. notes 6s, 2004                                              1,260,350
                                                                                                      -------------
                                                                                                          8,301,081

Software (6.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Arbor Software Corp. cv. sub. notes 4 1/2s, 2005                                      3,260,000
          4,084,000 Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                     3,221,255
          4,600,000 BEA Systems, Inc. cv. sub. notes 4s, 2006                                             6,509,000
            500,000 BEA Systems, Inc. 144A cv. sub. notes 4s, 2006                                          707,500
         10,900,000 Citrix Systems, Inc. cv. sub. deb. zero %, 2019                                       5,490,875
          5,332,000 I2 Technologies, Inc. cv. sub. notes 5 1/4s, 2006                                     4,492,210
          5,500,000 Manugistics Group, Inc. cv. sub. notes 5s, 2007                                       5,644,375
          6,000,000 Mercury Interactive Corp. cv. notes 4 3/4s, 2007                                      5,527,500
          8,383,000 Network Associates, Inc. cv. sub. deb. zero %, 2018                                   3,405,594
          1,300,000 NVIDIA Corp. cv. sub. notes 4 3/4s, 2007                                              1,506,375
          1,500,000 Peregrine Systems, Inc. 144A cv. sub. notes 5 1/2s, 2007                              1,895,625
          2,500,000 Rational Software Corp. cv. sub. notes 5s, 2007                                       2,478,125
          1,821,000 Rational Software Corp. 144A cv. sub. notes 5s, 2007                                  1,805,066
          4,800,000 Siebel Systems, Inc. cv. sub. notes 5 1/2s, 2006                                     10,110,000
          5,000,000 Veritas Software Corp. cv. disc. notes 1.856s, 2006                                   8,768,750
                                                                                                      -------------
                                                                                                         64,822,250

Technology Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,430,000 BISYS Group, Inc. (The) 144A cv. notes 4s, 2006                                       1,437,150
          2,967,000 CheckFree Holdings Corp. cv. company guaranty 6 1/2s, 2006                            2,618,378
            616,000 CheckFree Holdings Corp. 144A cv. sub. notes 6 1/2s, 2006                               543,620
          2,577,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                   1,439,899
          2,975,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                              1,662,281
          1,500,000 Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                       875,625
          2,600,000 Telxon Corp. cv. sub. notes 5 3/4s, 2003                                              2,710,500
                                                                                                      -------------
                                                                                                         11,287,453

Telecommunications (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,387,000 Aether Systems, Inc. cv. sub. notes 6s, 2005                                            783,655
          5,000,000 At Home Corp. 144A cv. sub. notes 4 3/4s, 2006                                        2,300,000
            950,000 Pinnacle Holdings, Inc. 144A cv. sub. notes 5 1/2s, 2007                                541,500
                                                                                                      -------------
                                                                                                          3,625,155

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,186,000 Reebok International, Ltd. 144A cv. bonds 4 1/4s, 2021                                1,209,720

Tobacco (0.5%)
-------------------------------------------------------------------------------------------------------------------
          6,085,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                  5,035,338

Transaction Processing (0.8%)
-------------------------------------------------------------------------------------------------------------------
          8,230,000 National Data Corp. cv. sub. notes 5s, 2003                                           8,332,875

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,267,000 OHM Corp. cv. sub. deb. 8s, 2006                                                      2,040,300
          5,900,000 Waste Management, Inc. cv. sub. notes 4s, 2002                                        5,759,875
                                                                                                      -------------
                                                                                                          7,800,175
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $757,932,687)                             $ 747,204,613

CONVERTIBLE PREFERRED STOCKS (19.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
             20,954 Coltech Capitial Trust $2.625 cv. pfd.                                            $     927,215

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
             13,061 Continental Airlines Finance 144A $3.00 cv. notes                                       684,070

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
            155,600 Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                   3,928,900

Banking (0.5%)
-------------------------------------------------------------------------------------------------------------------
             69,572 CNB Capital Trust I $1.50 cum. cv. pfd.                                               2,565,468
             69,350 Union Planters Corp. Ser. E, $2.00 cum. cv. pfd.                                      3,294,125
                                                                                                      -------------
                                                                                                          5,859,593

Broadcasting (1.0%)
-------------------------------------------------------------------------------------------------------------------
             31,000 Cox Communications, Inc. $3.50 cv. pfd.                                               1,887,125
             46,639 Emmis Broadcasting Corp. Ser. A, $3.125 cv. pfd.                                      1,859,730
             16,801 Pegasus Communications Corp. Ser. C, $6.50 cum. cv. pfd.                                854,751
              1,110 Radio One, Inc. 144A 6.50% cv. pfd.                                                   1,184,925
            184,500 Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                         4,635,563
                                                                                                      -------------
                                                                                                         10,422,094

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
             13,000 Adelphia Communications Corp. Ser. D, 5.50% cum. cv. pfd.                             1,508,000

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             53,600 Carriage Services Capital Trust 144A $3.50 cv. pfd.                                   1,072,000

Electric Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
             98,613 Alliant Energy 144A $7.25 cv. pfd.                                                    4,647,138
             70,946 CMS Energy Corp. 8.75% cum. cv. pfd.                                                  2,562,924
            151,000 Duke Energy Corp. $2.06 cv. pfd.                                                      4,394,100
                                                                                                      -------------
                                                                                                         11,604,162

Electronics (0.3%)
-------------------------------------------------------------------------------------------------------------------
             58,331 Pioneer Standard Electronics $3.375 cv. pfd.                                          2,551,981
             10,300 Titan Capital Trust 144A $2.875 cv. pfd.                                                298,700
                                                                                                      -------------
                                                                                                          2,850,681

Energy (0.8%)
-------------------------------------------------------------------------------------------------------------------
             96,153 Evi, Inc. $2.50 cum. cv. pfd.                                                         5,492,740
             27,483 Hanover Compressor 144A $3.625 cv. pfd.                                               2,961,293
                                                                                                      -------------
                                                                                                          8,454,033

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------------------------------------------
            113,000 TXI Capital Trust I $2.75 cv. pfd.                                                    3,262,875

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
             14,000 Six Flags, Inc. $1.813 cum. cv. pfd.                                                    441,000

Food (0.3%)
-------------------------------------------------------------------------------------------------------------------
             89,026 Suiza Capital Trust II $2.75 cv. pfd.                                                 3,227,193

Health Care Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
             33,726 Caremark RX Capital Trust I 144A $3.50 cv. pfd.                                       3,752,018
             28,500 McKesson Financing Trust $2.50 cum. cv. pfd.                                          1,346,625
             83,920 Owens & Minor Trust I Ser. A, $2.688 cum. cv. pfd.                                    4,814,910
                                                                                                      -------------
                                                                                                          9,913,553

Household Furniture and Appliances (--%)
-------------------------------------------------------------------------------------------------------------------
             32,728 Metromedia International Group, Inc. $3.625 cum. cv. pfd.                               564,558

Insurance (1.1%)
-------------------------------------------------------------------------------------------------------------------
             34,300 ACE, Ltd. $4.125 cum. cv. pfd.                                                        2,593,938
             79,100 Metlife Capital Trust I $4.00 cv. pfd.                                                7,277,200
            211,885 Philadelphia Consolidated Holding Corp. 0.50% cv. pfd.                                2,410,192
                                                                                                      -------------
                                                                                                         12,281,330

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            105,000 Freeport-McMoRan Copper & Gold Co., Inc. $1.75 cv. pfd.                               1,627,500

Natural Gas Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------
             78,000 El Paso Corp. Capital Trust I $2.375 cv. pfd.                                         6,610,500
             76,500 Enron Corp. $7.00 cv. pfd                                                             3,126,938
             74,991 NiSource, Inc. $3.875 cv. pfd.                                                        3,946,401
            182,300 Semco Capital Trust II 11.00% cum. cv. pfd.                                           2,255,963
                                                                                                      -------------
                                                                                                         15,939,802

Oil & Gas (1.1%)
-------------------------------------------------------------------------------------------------------------------
             87,300 Kerr-McGee Corp. 5.50% cv. pfd.                                                       4,670,550
             41,400 Neuvo Financing I Ser. A, $2.875 cum. cv. pfd.                                        1,200,600
             16,200 Newfield Financial Trust 1 $3.25 cum. cv. pfd.                                          919,350
             91,400 Unocal Capital Trust $3.125 cum. cv. pfd.                                             4,809,925
                                                                                                      -------------
                                                                                                         11,600,425

Paper & Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------------
             72,536 International Paper Co. $2.625 cv. pfd.                                               3,218,785
             61,122 Owens-Illinois, Inc. $2.375 cv. pfd.                                                  1,123,117
             72,772 Sealed Air Corp. Ser. A, $1.00 cum. cv. pfd.                                          2,919,977
                                                                                                      -------------
                                                                                                          7,261,879

Pharmaceuticals (1.1%)
-------------------------------------------------------------------------------------------------------------------
             50,814 Biovail Corp. $3.375 cv. pfd. (Canada)                                                3,518,870
              2,311 Cephalon, Inc. $3.63 cv. pfd.                                                           410,780
            167,300 Pharmacia Corp. 6.50% cum. cv. pfd.                                                   7,674,888
                                                                                                      -------------
                                                                                                         11,604,538

Power Producers (2.2%)
-------------------------------------------------------------------------------------------------------------------
            101,800 AES Trust II $3.375 cv. pfd.                                                          7,507,750
             88,400 Calpine Capital Trust II 144A $2.75 cum. cv. pfd.                                    10,309,650
             79,935 Mirant Trust I Ser. A, $3.125 cum. cv. pfd                                            6,554,670
                                                                                                      -------------
                                                                                                         24,372,070

Publishing (1.7%)
-------------------------------------------------------------------------------------------------------------------
            303,713 Tribune Co. 6.25% cv. pfd.                                                            5,732,583
            101,400 Tribune Co. $2.00 cv. pfd.                                                           12,294,750
                                                                                                      -------------
                                                                                                         18,027,333

Railroads (0.9%)
-------------------------------------------------------------------------------------------------------------------
             86,387 Canadian National Railway Co. $2.625 cv. pfd. (Canada)                                4,740,487
            105,100 Union Pacific Capital Trust $3.125 cum. cv. pfd.                                      5,057,938
                                                                                                      -------------
                                                                                                          9,798,425

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
             65,487 Archstone Communities Trust Ser. A, $1.75 cum. cv. pfd.                               2,275,673
            122,336 Equity Residential Properties Trust Ser. E, $1.75 cv. pfd.                            3,578,328
             74,490 Tanger Factory Outlet Centers Ser. A, $0.545 cum. cv. pfd.                            1,582,913
             64,617 Vornado Realty Trust Ser. A, $3.25 cum. cv. pfd.                                      3,287,390
                                                                                                      -------------
                                                                                                         10,724,304

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
             25,148 Wendy's Financing Ser. A, $2.50 cv. pfd.                                              1,307,696

Retail (0.4%)
-------------------------------------------------------------------------------------------------------------------
             32,000 CVS Auto Common Exchange Trust 6.00% cv. pfd.                                         3,104,000
             29,500 Dollar General Strypes Trust 8.50% cv. pfd.                                             947,688
                                                                                                      -------------
                                                                                                          4,051,688

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
             57,900 CNF Trust I Ser. A, $2.50 cum. cv. pfd.                                               2,627,213

Telecommunications (1.4%)
-------------------------------------------------------------------------------------------------------------------
             53,821 Broadwing, Inc. Ser. B $3.375 cum cv. pfd.                                            2,583,408
             33,800 Global Crossing, Ltd. 144A 7.00% cum. cv. pfd. (Bermuda)                              4,005,300
            116,500 Qwest Trends Trust 144A 5.75% cv. pfd.                                                8,169,563
                                                                                                      -------------
                                                                                                         14,758,271
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $214,014,508)                            $ 210,702,401

COMMON STOCKS (8.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (0.2%)
-------------------------------------------------------------------------------------------------------------------
             28,516 M&T Bank Corp.                                                                    $   2,040,320

Broadcasting (0.3%)
-------------------------------------------------------------------------------------------------------------------
             61,171 News Corp., Ltd. (The) ADR (Australia)                                                2,348,966
             30,585 News Corp., Ltd. (The) ADR pfd. (Australia)                                             994,318
                                                                                                      -------------
                                                                                                          3,343,284

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            476,400 Cendant Corp. (NON)                                                                   8,451,336

Conglomerates (1.1%)
-------------------------------------------------------------------------------------------------------------------
            214,100 Tyco International, Ltd. (Bermuda)                                                   11,426,517

Electronics (0.5%)
-------------------------------------------------------------------------------------------------------------------
            108,000 Flextronics International, Ltd. (Singapore) (NON)                                     2,904,120
             60,300 Linear Technology Corp.                                                               2,896,812
                                                                                                      -------------
                                                                                                          5,800,932

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
            104,213 Baker Hughes, Inc.                                                                    4,094,529
             25,400 Transocean Sedco Forex, Inc.                                                          1,378,712
                                                                                                      -------------
                                                                                                          5,473,241

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            158,503 Six Flags, Inc. (NON)                                                                 3,477,556

Health Care Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            113,500 HCA-The Healthcare Co.                                                                4,392,450
            104,200 Tenet Healthcare Corp. (NON)                                                          4,651,488
                                                                                                      -------------
                                                                                                          9,043,938

Insurance (0.3%)
-------------------------------------------------------------------------------------------------------------------
             74,600 ACE, Ltd.                                                                             2,663,220

Investment Banking/Brokerage (1.1%)
-------------------------------------------------------------------------------------------------------------------
             69,400 J.P. Morgan Chase & Co.                                                               3,329,812
            133,700 Morgan Stanley, Dean Witter & Co.                                                     8,395,023
                                                                                                      -------------
                                                                                                         11,724,835

Metals (0.3%)
-------------------------------------------------------------------------------------------------------------------
             83,100 Alcoa, Inc.                                                                           3,440,340

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
            132,900 Enron Corp.                                                                           8,335,488
             50,000 NiSource, Inc.                                                                        1,488,500
                                                                                                      -------------
                                                                                                          9,823,988

Oil & Gas (0.1%)
-------------------------------------------------------------------------------------------------------------------
             25,900 BP PLC ADR (United Kingdom)                                                           1,400,672

Pharmaceuticals (0.2%)
-------------------------------------------------------------------------------------------------------------------
             22,700 Johnson & Johnson                                                                     2,190,096

Photography/Imaging (0.2%)
-------------------------------------------------------------------------------------------------------------------
            242,300 Xerox Corp.                                                                           2,190,392

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             49,628 Reader's Digest Association, Inc. (The) Class A                                       1,372,214

Retail (0.4%)
-------------------------------------------------------------------------------------------------------------------
             29,700 Lowe's Cos., Inc.                                                                     1,871,100
            188,714 Rite Aid Corp. (NON)                                                                  1,375,725
             44,900 TJX Cos., Inc. (The)                                                                  1,406,717
                                                                                                      -------------
                                                                                                          4,653,542

Semiconductor (0.5%)
-------------------------------------------------------------------------------------------------------------------
            126,000 Teradyne, Inc. (NON)                                                                  4,977,000

Software (0.3%)
-------------------------------------------------------------------------------------------------------------------
            123,900 Aspen Technology, Inc. (NON)                                                          2,609,334
                                                                                                     --------------
                    Total Common Stocks (cost $91,371,925)                                           $   96,102,757

UNITS (1.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             50,400 Dominion Resources, Inc. units cv. pfd. 9 1/2s, 2004                             $    3,281,040
            210,500 Washington Mutual Capital Trust I 144A units cv. pfd.
                    5 3/8s, 2041                                                                         10,682,875
                                                                                                     --------------
                    Total Units (cost $13,600,446)                                                   $   13,963,915

PREFERRED STOCKS (--%) (a) (cost $599)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                599 Trikon Technologies, Inc. Ser. H, 8.125% pfd. (PIK)                              $        5,391

SHORT-TERM INVESTMENTS (--%) (a) (cost $117,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           117,000 Interest in $650,000,000 joint tri-party repurchase agreement dated April 30, 2001 with Credit Suisse First Boston due
                    May 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $117,015 for an effective
                    yield of 4.63%                                                                   $      117,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,077,037,165) (b)                                      $1,068,096,077
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,081,236,855.

  (b) The aggregate identified cost on a tax basis is $1,092,906,346, resulting in gross unrealized appreciation and depreciation of $56,882,955 and $81,693,224, respectively, or net unrealized depreciation of $24,810,269.

(NON) Non-income-producing security.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,077,037,165) (Note 1)                                    $1,068,096,077
-------------------------------------------------------------------------------------------
Cash                                                                              6,553,885
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         8,006,904
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,406,291
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   50,968,711
-------------------------------------------------------------------------------------------
Total assets                                                                  1,135,031,868

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 50,189,237
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,490,643
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,556,896
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          104,552
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        64,821
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         12,803
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              325,727
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               50,334
-------------------------------------------------------------------------------------------
Total liabilities                                                                53,795,013
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,081,236,855

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,269,911,898
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      7,492,868
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (187,226,823)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (8,941,088)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,081,236,855

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($820,685,929 divided by 52,553,740 shares)                                          $15.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.62)*                              $16.57
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($190,084,736 divided by 12,348,217 shares)**                                        $15.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,644,722 divided by 363,161 shares)**                                             $15.54
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,710,790 divided by 755,238 shares)                                              $15.51
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of 15.51)*                               $16.07
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($53,110,678 divided by 3,400,312 shares)                                            $15.62
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $  22,942,107
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,300)                                         10,979,632
-------------------------------------------------------------------------------------------
Total investment income                                                          33,921,739

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,275,699
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      661,389
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    26,180
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     15,757
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,046,386
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,016,881
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                27,877
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                47,326
-------------------------------------------------------------------------------------------
Other                                                                               221,975
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,339,470
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (261,289)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,078,181
-------------------------------------------------------------------------------------------
Net investment income                                                            27,843,558
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (175,031,797)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,645,149)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                           3,889
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     46,691,829
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (129,981,228)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(102,137,670)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   27,843,558   $   50,428,707
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                        (176,673,057)      75,732,525
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                         46,691,829      (55,064,789)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (102,137,670)      71,096,443
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (19,010,238)     (38,466,746)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,931,535)      (8,623,570)
--------------------------------------------------------------------------------------------------
   Class C                                                               (106,249)         (90,474)
--------------------------------------------------------------------------------------------------
   Class M                                                               (253,417)        (563,913)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,298,086)      (2,592,872)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (53,459,214)     (92,671,101)
--------------------------------------------------------------------------------------------------
   Class B                                                            (13,548,879)     (26,708,331)
--------------------------------------------------------------------------------------------------
   Class C                                                               (332,481)        (118,538)
--------------------------------------------------------------------------------------------------
   Class M                                                               (832,384)      (1,567,379)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (3,421,849)      (5,932,817)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      29,840,185        1,570,846
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (168,491,817)    (104,668,452)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,249,728,672    1,354,397,124
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $7,492,868 and
$4,248,835, respectively)                                          $1,081,236,855   $1,249,728,672
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.62       $20.26       $20.04       $23.22       $21.24       $19.42
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .41          .76          .75          .76          .78          .81
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.95)         .30         2.30        (1.02)        3.70         2.70
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.54)        1.06         3.05         (.26)        4.48         3.51
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.77)        (.75)        (.76)        (.87)        (.98)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.06)        (.03)        (.06)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.08)       (1.93)       (2.02)       (2.13)       (1.57)        (.71)
------------------------------------------------------------------------------------------------------------------
Total distributions                    (1.46)       (2.70)       (2.83)       (2.92)       (2.50)       (1.69)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.62       $18.62       $20.26       $20.04       $23.22       $21.24
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.17)*       5.16        16.42        (1.37)       22.86        18.99
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $820,686     $933,703     $982,956   $1,056,693   $1,168,470     $898,486
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .50*         .97          .98          .97         1.03         1.06
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.55*        3.86         3.73         3.50         3.56         3.99
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                107.21*      176.66        54.74        92.76        70.74        61.43
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
Per-share                           April 30
operating performance              (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.37       $20.02       $19.83       $23.01       $21.09       $19.30
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .35          .61          .60          .59          .63          .66
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.94)         .29         2.27        (1.01)        3.64         2.68
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.59)         .90         2.87         (.42)        4.27         3.34
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.31)        (.62)        (.60)        (.61)        (.73)        (.84)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.06)        (.02)        (.05)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.08)       (1.93)       (2.02)       (2.13)       (1.57)        (.71)
------------------------------------------------------------------------------------------------------------------
Total distributions                    (1.39)       (2.55)       (2.68)       (2.76)       (2.35)       (1.55)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.39       $18.37       $20.02       $19.83       $23.01       $21.09
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.55)*       4.38        15.58        (2.11)       21.89        18.14
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $190,085     $235,897     $291,017     $289,652     $257,163     $146,127
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87*        1.72         1.73         1.72         1.78         1.81
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.16*        3.11         2.99         2.74         2.78         3.26
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                107.21*      176.66        54.74        92.76        70.74        61.43
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                            April 30    Year ended  July 26, 1999+
operating performance              (Unaudited)   October 31  to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.55       $20.23       $20.85
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                .36          .61          .20
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.97)         .31         (.59)
---------------------------------------------------------------------------
Total from
investment operations                  (1.61)         .92         (.39)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.32)        (.67)        (.20)
---------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.08)       (1.93)          --
---------------------------------------------------------------------------
Total distributions                    (1.40)       (2.60)        (.23)
---------------------------------------------------------------------------
Net asset value,
end of period                         $15.54       $18.55       $20.23
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.61)*       4.45        (1.87)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,645       $5,545         $661
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87*        1.72          .47*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.19*        3.17         1.12*
---------------------------------------------------------------------------
Portfolio turnover (%)                107.21*      176.66        54.74
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance              (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.50       $20.13       $19.92       $23.08       $21.14       $19.37
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .37          .66          .65          .65          .67          .73
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.95)         .31         2.28        (1.00)        3.67         2.65
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.58)         .97         2.93         (.35)        4.34         3.38
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.33)        (.67)        (.65)        (.66)        (.78)        (.90)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.05)        (.02)        (.05)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.08)       (1.93)       (2.02)       (2.13)       (1.57)        (.71)
------------------------------------------------------------------------------------------------------------------
Total distributions                    (1.41)       (2.60)       (2.72)       (2.81)       (2.40)       (1.61)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.51       $18.50       $20.13       $19.92       $23.08       $21.14
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.43)*       4.73        15.87        (1.75)       22.24        18.30
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,711      $15,370      $16,338      $18,081      $14,719       $7,128
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .75*        1.47         1.48         1.47         1.53         1.54
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.28*        3.36         3.23         2.99         3.04         3.55
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                107.21*      176.66        54.74        92.76        70.74        61.43
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                            April 30    Year ended  Dec. 30, 1998+
operating performance              (Unaudited)   October 31  to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.63       $20.26       $19.32
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                .44          .81          .72
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.97)         .31          .98
---------------------------------------------------------------------------
Total from
investment operations                  (1.53)        1.12         1.70
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.40)        (.82)        (.72)
---------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.08)       (1.93)          --
---------------------------------------------------------------------------
Total distributions                    (1.48)       (2.75)        (.76)
---------------------------------------------------------------------------
Net asset value,
end of period                         $15.62       $18.63       $20.26
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.10)*       5.49         8.87*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $53,111      $59,214      $63,425
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .37*         .72          .61*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.68*        4.11         3.43*
---------------------------------------------------------------------------
Portfolio turnover (%)                107.21*      176.66        54.74
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide, with equal emphasis, current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2001, the fund's expenses were reduced by $261,289 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,607 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $67,626 and $1,175 from the sale of class A and class M shares, respectively, and received $188,553 and $2,954 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 2001, Putnam Retail Management, acting as underwriter received $408 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,192,194,365 and $1,242,045,448, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,642,728        $ 56,944,020
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,141,226          64,346,015
---------------------------------------------------------------------------
                                             7,783,954         121,290,035

Shares
repurchased                                 (5,375,733)        (86,360,418)
---------------------------------------------------------------------------
Net increase                                 2,408,221        $ 34,929,617
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,152,407       $ 141,639,579
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,528,472         105,567,078
---------------------------------------------------------------------------
                                            12,680,879         247,206,657

Shares
repurchased                                (11,057,921)       (217,722,604)
---------------------------------------------------------------------------
Net increase                                 1,622,958       $  29,484,053
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,050,880        $ 16,952,316
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  948,358          14,552,648
---------------------------------------------------------------------------
                                             1,999,238          31,504,964

Shares
repurchased                                 (2,489,301)        (39,746,430)
---------------------------------------------------------------------------
Net decrease                                  (490,063)       $ (8,241,466)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,203,179       $  62,683,312
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,428,194          26,917,469
---------------------------------------------------------------------------
                                             4,631,373          89,600,781

Shares
repurchased                                 (6,331,558)       (123,771,531)
---------------------------------------------------------------------------
Net decrease                                (1,700,185)      $ (34,170,750)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    120,230         $ 1,967,785
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   25,523             395,053
---------------------------------------------------------------------------
                                               145,753           2,362,838

Shares
repurchased                                    (81,566)         (1,291,654)
---------------------------------------------------------------------------
Net increase                                    64,187         $ 1,071,184
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    275,873          $5,387,080
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,780             110,897
---------------------------------------------------------------------------
                                               281,653           5,497,977

Shares
repurchased                                    (15,330)           (297,819)
---------------------------------------------------------------------------
Net increase                                   266,323          $5,200,158
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     51,375         $   815,546
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   63,484             981,054
---------------------------------------------------------------------------
                                               114,859           1,796,600

Shares
repurchased                                   (190,641)         (3,135,226)
---------------------------------------------------------------------------
Net decrease                                   (75,782)        $(1,338,626)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    163,110         $ 3,224,637
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   90,543           1,717,662
---------------------------------------------------------------------------
                                               253,653           4,942,299

Shares
repurchased                                   (234,303)         (4,570,644)
---------------------------------------------------------------------------
Net increase                                    19,350         $   371,655
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    226,416         $ 3,536,832
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  296,249           4,719,935
---------------------------------------------------------------------------
                                               522,665           8,256,767

Shares
repurchased                                   (300,895)         (4,837,291)
---------------------------------------------------------------------------
Net increase                                   221,770         $ 3,419,476
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    342,916        $  7,420,675
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  475,801           8,525,689
---------------------------------------------------------------------------
                                               818,717          15,946,364

Shares
repurchased                                   (770,533)        (15,260,634)
---------------------------------------------------------------------------
Net increase                                    48,184        $    685,730
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not yet quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Edward T. Shadek, Jr.
Vice President

Dolores S. Bamford
Vice President and Fund Manager

James A. Polk
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA019-72167  008/223/920  6/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Convertible Income-Growth Trust
Supplement to semiannual Report dated 4/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/01

                                                      NAV
6 months                                             -8.10%
1 year                                               -9.89
5 years                                              43.95
Annual average                                        7.56
10 years                                            196.17
Annual average                                       11.47
Life of fund (since class A inception, 6/29/72)
Annual average                                       11.50

Share value                                           NAV
10/31/00                                            $18.63
4/30/01                                             $15.62
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                                        Short      Long
                     2       $0.398    $0.523     $0.557    $1.478
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.